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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                                Stoneridge, Inc.
             (Exact name of registrant as specified in its charter)


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              Ohio                       001-13337             34-1598949
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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of  incorporation                                    Identification No.)
-------------------------------- ------------------------- ---------------------


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               9400 East Market Street
                    Warren, Ohio                          44484
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      (Address of principal executive offices)          (Zip Code)
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       Registrant's telephone number, including area code: (330) 856-2443


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ITEM 9.  Regulation FD Disclosure.

         On August 14, 2002, each of Cloyd J. Abruzzo, Chief Executive Officer, and Kevin P. Bagby, Chief Financial Officer, of Stoneridge, Inc. (the "Company") made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   /s/ Kevin P. Bagby
                                  ----------------------
                                  Kevin P. Bagby
                                  Vice President and Chief Financial Officer
                                  (Principal Financial and Chief
                                  Accounting Officer)


DATED:  August 14, 2002


                                  EXHIBIT INDEX

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Exhibit No.  Description
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99.1         Certification of the Principal Executive Officer, Cloyd J. Abruzzo,
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
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99.2         Certification of the Principal Financial Officer, Kevin P. Bagby,
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
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